EXHIBIT 99.1
Canadian Derivatives Clearing Corporation
 (Options as of June 30, 2017)
Symbols marked with an asterisk (*) indicate long-term options available for trading.

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil -2x Daily Bear ETF	HOD	HOD
BetaPro Crude Oil 2x Daily Bull ETF	HOU	HOU
BetaPro Natural Gas -2x Daily Bear ETF	HND	HND
BetaPro Natural Gas 2x Daily Bull ETF	HNU	HNU
BetaPro S&P 500 VIX Short-Term Futures 2x Daily Bull ETF	HVU	HVU
BetaPro S&P 500 VIX Short-Term Futures 2x Daily Bull ETF	HVU1	HVU1
BetaPro S&P/TSX 60 -2x Daily Bear ETF	HXD	HXD
BetaPro S&P/TSX 60 2x Daily Bull ETF	HXU	HXU
BetaPro S&P/TSX 60 Daily Inverse ETF	HIX	HIX
BetaPro S&P/TSX Capped Energy -2x Daily Bear ETF	HED	HED
BetaPro S&P/TSX Capped Energy 2x Daily Bull ETF	HEU	HEU
BetaPro S&P/TSX Capped Financials -2x Daily Bear ETF	HFD	HFD
BetaPro S&P/TSX Capped Financials 2x Daily Bull ETF	HFU	HFU
BMO Canadian Dividend ETF	ZDV	ZDV
BMO Equal Weight REITs Index ETF	ZRE	ZRE
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Health Care Hedged to CAD Index	ZUH	ZUH
BMO Equal Weight Utilities Index ETF	ZUT *	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Long Federal Bond Index ETF	ZFL	ZFL
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO Low Volatility US Equity ETF	ZLU	ZLU
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI Europe High Quality Hedged to CAD Index ETF	ZEQ	ZEQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP *	ZSP

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BMO S&P/TSX Equal Weight Banks Index ETF	ZEB *	ZEB
BMO S&P/TSX Equal Weight Oil & Gas Index ETF	ZEO	ZEO
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
FINB BMO S&P/TSX composé plafonné	ZCN *	ZCN
Horizons Active Preferred Share ETF	HPR	HPR
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP *	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares Gold Bullion ETF	CGL	CGL
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU *	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG *	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN *	XFN
iShares S&P/TSX Capped Information Technology Index ETF	XIT	XIT
iShares S&P/TSX Capped Materials Index ETF	XMA	XMA
iShares S&P/TSX Capped REIT Index Fund	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD *	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
S&P/TSX 60 Index Options	SXO *	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV
Vanguard U.S. Total Market Index ETF	VUN	VUN

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Ag Growth International Inc.	AFN	AFN
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM *	AEM
Agrium Inc.	AGU *	AGU
Air Canada	AC *	AC
Alacer Gold Corp.	ASR	ASR
Alamos Gold Inc.	AGI	AGI
Alaris Royalty Corp.	AD	AD
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc., Cl. B	ATD *	ATD.B
Allied Properties Real Estate Investment Trust	AP	AP u
AltaGas Ltd.	ALA	ALA
Altus Group Limited	AIF	AIF
Amaya Inc.	AYA	AYA
ARC Resources Ltd.	ARX *	ARX
Argonaut Gold Inc.	AR	AR
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX u
Asanko Gold Inc.	AKG	AKG
ATCO Ltd.	ACO	ACO.X
Athabasca Oil Corp.	ATH	ATH
Atlantic Power Corporation	ATP	ATP
ATS Automation Tooling Systems Inc.	ATA	ATA
AutoCanada Inc.	ACQ	ACQ
Avigilon Corporation	AVO	AVO
B2Gold Corp.	BTO	BTO
Badger Daylighting Ltd.	BAD	BAD
Bank of Montreal	BMO *	BMO
Bank of Nova Scotia (The)	BNS *	BNS
Barrick Gold Corporation	ABX *	ABX
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE *	BCE
BCE Inc.	BCE3	BCE3
Bellatrix Exploration Ltd.	BXE	BXE

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Birchcliff Energy Limited	BIR	BIR
Black Diamond Group Limited	BDI	BDI
BlackBerry Limited	BB *	BB
Boardwalk Real Estate Investment Trust	BEI	BEIu
Bombardier Inc., Cl. B	BBD *	BBD.B
Bonavista Energy Corporation	BNP	BNP
Boralex Inc. Class A Shares	BLX	BLX
Boyd Group Income Fund	BYD	BYDu
Brookfield Asset Management Inc., Cl. A	BAM	BAM.A
Brookfield Asset Management Inc., Cl. A	BAM4 *	BAM4
Brookfield Infrastructure Partners L.P.	BIP	BIPu
Brookfield Property Partners L.P.	BPY	BPYu
Brookfield Renewable Partners L.P.	BEP	BEPu
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Calfrac Well Services Ltd.	CFW	CFW
Cameco Corporation	CCO *	CCO
Canaccord Genuity Group Inc.	CF	CF
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR *	CARu
Canadian Imperial Bank of Commerce	CM *	CM
Canadian National Railway Company	CNR *	CNR
Canadian Natural Resources Limited	CNQ *	CNQ
Canadian Natural Resources Limited	CNQ1	CNQ1
Canadian Pacific Railway Limited	CP	CP
Canadian Real Estate Investment Trust	REF	REFu
Canadian Tire Corporation Limited, Cl. A	CTC *	CTC.A
Canadian Utilities Limited	CU	CU
Canadian Western Bank	CWB *	CWB
Canam Group Inc.	CAM	CAM
Canfor Corporation	CFP	CFP
Canfor Pulp Products Inc.	CFX	CFX
Canopy Growth Corporation	WEED *	WEED
Capital Power Corporation	CPX	CPX

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Cardinal Energy Ltd.	CJ	CJ
Cascades Inc.	CAS	CAS
CCL Industries Inc.	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE *	CVE
Centerra Gold Inc.	CG *	CG
CES Energy Solutions Corp.	CEU	CEU
CGI Inc. (Group), Cl. A	GIB *	GIB.A
Chartwell Retirement Residences	CSH	CSHu
Chemtrade Logistics Income Fund	CHE	CHEu
China Gold International Resources Corp. Ltd	CGG	CGG
Chorus Aviation Inc., Cl. B	CHR	CHR
CI Financial Corp.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Colliers International Group Inc. Subordinate Voting	CIGI	CIGI
Cominar Real Estate Investment Trust	CUF	CUFu
Concordia International Corp.	CXR	CXR
Continental Gold Inc.	CNL	CNL
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Cott Corp.	BCB	BCB
Crescent Point Energy Corp.	CPG *	CPG
Crew Energy Incorporated	CR	CR
Crombie Real Estate Investment Trust	CRR	CRRu
Descartes Systems Group Inc.	DSG	DSG
Detour Gold Corp.	DGC *	DGC
DH Corporation	DH1	DH1
DHX Media Ltd., Cl. B	DHX	DHX.B
Dollarama Inc.	DOL	DOL
Dominion Diamond Corporation	DDC	DDC
Domtar Corporation	UFS	UFS
Dream Global Real Estate Investment	DRG	DRGu
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dream Office Real Estate Investment Trust	D	D u

Equity options Name of underlying instrument	Option symbol	Underlying symbol
DREAM Unlimited Corp.	DRM	DRM
Dundee Corporation, Cl. A	DC	DC .A
Dundee Precious Metals Inc.	DPM	DPM
Eldorado Gold Corp.	ELD *	ELD
Element Financial Corporation	EFN *	EFN
Element Financial Corporation	EFN1 *	EFN1
Emera Inc.	EMA *	EMA
Empire Company Limited, Cl. A	EMP	EMP.A
Enbridge Inc.	ENB *	ENB
Enbridge Income Fund Holdings Inc.	ENF	ENF
Encana Corporation	ECA *	ECA
Endeavour Mining Corporation	EDV	EDV
Endeavour Silver Corp.	EDR	EDR
EnerCare Inc.	ECI	ECI
Enerflex Ltd.	EFX	EFX
Enerplus Resources Fund	ERF	ERF
Enghouse Systems Limited	ENGH	ENGH
Ensign Energy Services Inc.	ESI	ESI
Extendicare Inc.	EXE	EXE
Finning International Inc.	FTT	FTT
First Capital Realty Inc.	FCR	FCR
First Majestic Silver Corp.	FR	FR
First Quantum Minerals Ltd.	FM *	FM
Fortis Inc.	FTS *	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco-Nevada Corp.	FNV *	FNV
Freehold Royalties Ltd.	FRU	FRU
Genworth MI Canada Inc.	MIC *	MIC
George Weston Limited	WN	WN
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
Gluskin Sheff + Associates Inc.	GS	GS
GMP Capital Inc.	GMP	GMP
Goldcorp Inc.	G *	G

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Gran Tierra Energy Inc.	GTE	GTE
Granite Real Estate Investment Trust Inc.	GRT	GRTu
Great Canadian Gaming Corporation	GC	GC
Great-West Lifeco Inc.	GWO *	GWO
Groupe Aeroplan Inc.	AIM	AIM
Guyana Goldfields Inc.	GUY	GUY
H&R Real Estate Investment Trust	HR	HR u
Home Capital Group Inc.	HCG	HCG
Horizon North Logistics Inc.	HNL	HNL
Hudbay Minerals Inc.	HBM	HBM
Hudson's Bay Company	HBC	HBC
Husky Energy Inc.	HSE *	HSE
Hydro One Limited	H	H
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Imperial Oil Limited	IMO *	IMO
Industrial Alliance Insurance and Financial Services Inc.	IAG	IAG
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC
Inter Pipeline Ltd.	IPL *	IPL
Interfor Corporation	IFP	IFP
Intertape Polymer Group Inc.	ITP	ITP
Ivanhoe Mines Ltd.	IVN	IVN
Just Energy Group Inc.	JE	JE
Kelt Exploration Ltd.	KEL *	KEL
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinross Gold Corporation	K *	K
Kirkland Lake Gold Ltd.	KL	KL
Klondex Mines Ltd.	KDX	KDX
Knight Therapeutics Inc.	GUD	GUD
Labrador Iron Ore Royalty Corporation	LIF	LIF
Laurentian Bank of Canada	LB *	LB
Linamar Corporation	LNR	LNR

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Loblaw Companies Ltd.	L	L
Lundin Mining Corp.	LUN *	LUN
MacDonald, Dettwiler and Associates Ltd.	MDA	MDA
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG *	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC *	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE
McEwen Mining Inc.	MUX	MUX
MEG Energy Corp.	MEG *	MEG
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Mitel Networks Corporation	MNW	MNW
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA *	NA
Nevsun Resources Ltd.	NSU	NSU
New Flyer Industries Inc.	NFI	NFI
New Gold Inc.	NGD	NGD
Norbord Inc.	OSB	OSB
North West Company Inc.	NWC	NWC
Northland Power Inc.	NPI	NPI
Northview Apartment Real Estate Investment Trust	NVU	NVUu
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
NovaGold Resources Inc.	NG	NG
NuVista Energy Limited	NVA	NVA
Obsidian Energy Ltd.	OBE - PWT	OBE - PWT
OceanaGold Corporation	OGC	OGC
Onex Corp.	ONEX	ONEX
Open Text Corp.	OTEX	OTEX
Osisko Gold Royalties Ltd.	OR	OR
Osisko Mining Corp.	OSK	OSK
Painted Pony Energy Ltd.	PONY	PONY
Pan American Silver Corporation	PAAS	PAAS

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Paramount Resources Ltd.	POU	POU
Paramount Resources Ltd.	POU1	POU1
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI
Pason Systems Inc.	PSI	PSI
Pembina Pipeline Corporation	PPL *	PPL
Pengrowth Energy Corp.	PGF	PGF
Peyto Exploration & Development Corp.	PEY	PEY
Potash Corporation of Saskatchewan Inc.	POT *	POT
Power Corporation of Canada	POW	POW
Power Financial Corporation	PWF	PWF
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD *	PD
Premier Gold Mines Limited	PG	PG
Premium Brands Holdings Corporation	PBH	PBH
Pretium Resources Inc.	PVG	PVG
Pure Industrial Real Estate Trust	AAR	AARu
Quarterhill Inc.	QTRH	QTRH
Quebecor Inc., Cl. B	QBR	QBR.B
Raging River Exploration Inc.	RRX	RRX
Real Matters Inc.	REAL	REAL
Resolute Forest Products Inc.	RFP	RFP
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI *	RCI.B
Royal Bank of Canada	RY *	RY
Russel Metals Inc.	RUS	RUS
Sandstorm Gold Ltd.	SSL	SSL
Saputo Inc.	SAP	SAP
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
SEMAFO INC.	SMF	SMF
Seven Generations Energy Ltd.	VII	VII

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Shaw Communications Inc., Cl. B	SJR *	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL
Shopify Inc.	SHOP *	SHOP
Sienna Senior Living Inc.	SIA	SIA
Sierra Wireless Inc.	SW	SW
Silver Standard Resources Inc.	SSO	SSO
Silvercorp Metals Inc.	SVM	SVM
Sleep Country Canada Holdings Inc.	ZZZ	ZZZ
Smart Real Estate Investment Trust	SRU	SRUu
SNC-Lavalin Group Inc.	SNC	SNC
Spartan Energy Corp.	SPE	SPE
SPE1	SPE1	SPE1
Stantec Inc.	STN	STN
Stella-Jones Inc.	SJ	SJ
Student Transportation Inc.	STB	STB
Sun Life Financial	SLF *	SLF
Suncor Energy Inc.	SU *	SU
Suncor Energy Inc.	SU2	SU2
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Surge Energy Inc.	SGY	SGY
SVY1	SVY1	SVY1
Tahoe Resources Inc.	THO	THO
Teck Resources Limited, Cl. B	TECK *	TECK.B
TELUS Corporation	T *	T
The Jean Coutu Group (PJC) Inc., Cl. A	PJC	PJC.A
Thomson Reuters Corporation	TRI *	TRI
TMX Group Limited	X	X
TORC Oil & Gas Ltd.	TOG	TOG
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD *	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA *	TA

Equity options Name of underlying instrument	Option symbol	Underlying symbol
TransAlta Renewable Inc.	RNW	RNW
TransCanada Corporation	TRP *	TRP
Transcontinental Inc., Cl. A	TCL	TCL.A
TransForce Inc.	TFII	TFII
TransGlobe Energy Corporation	TGL	TGL
Trican Well Service Ltd.	TCW	TCW
Trican Well Service Ltd.	TCW1	TCW1
Tricon Capital Group Inc.	TCN	TCN
Trilogy Energy Corp.	TET	TET
Trinidad Drilling Ltd.	TDG	TDG
Turquoise Hill Resources Ltd.	TRQ	TRQ
Uni-Select Inc.	UNS	UNS
Uranium Participation Corporation	U	U
Valeant Pharmaceuticals International, Inc.	VRX	VRX
Veresen Inc.	VSN *	VSN
Vermilion Energy Inc.	VET	VET
Wajax Corporation	WJX	WJX
Waste Connections Inc.	WCN	WCN
Waste Connections Inc.	WCN1	WCN1
West Fraser Timber Co. Ltd.	WFT	WFT
Western Energy Services Corp.	WRG	WRG
WestJet Airlines Ltd.	WJA	WJA
Westport Fuel Systems Inc.	WPRT	WPRT
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM
Whitecap Resources Inc.	WCP	WCP
Winpak Ltd.	WPK	WPK
WSP Global Inc.	WSP	WSP
Yamana Gold Inc.	YRI *	YRI